Standard Industrial Classification Code 8361

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 27, 2009

TrinityCare Senior Living, Inc.

NEVADA

(State or other jurisdiction of incorporation or organization)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

227 East Edgewood Avenue
Friendswood, TX 77546
(281) 482-9700

Donald W. Sapaugh
227 East Edgewood Avenue
Friendswood, TX 77546
(281) 482-9700
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03-Amendments to Articles of Incorporation

The company amended its Articles of Incorporation to increase the number of common shares the company is authorized to issue from 3,333,333 to 480,000,000.  The amendment became effective upon the filing of Articles of Amendment to the Articles of Incorporation dated August 24, 2009.  There are currently 2,082,484 common shares issued and outstanding, and 891,080 preferred series A shares outstanding, and 3,000 preferred series B shares outstanding.

ITEM 9.01 – Financial Statements and Exhibits

Exhibit

Exhibit                                                                           Description

NONE
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrinityCare Senior Living, Inc.

Date: August 27, 2009	By: /s/ Donald W. Sapaugh
Name: Donald W. Sapaugh Title: President